                         AMERICAN DENTAL PARTNERS, INC.

             AMENDED AND RESTATED 1996 DIRECTORS STOCK OPTION PLAN
             -----------------------------------------------------


(S)1.     Purposes Of Plan.
          ----------------

          The purpose of this Amended and Restated 1996 Directors Stock Option Plan (the "Plan") of American Dental Partners, Inc., a Delaware corporation (the "Company"), is to advance the interests of the Company and its stockholders by providing Eligible Directors (as defined in (S)3, below) with an opportunity to participate in the Company's future prosperity and growth and an incentive to increase the value of the Company based on the Company's performance, development, and financial success. These objectives will be promoted by granting to Eligible Directors options (the "Options"), which are not intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), to purchase shares of the Company's common stock, $.01 par value (the "Shares").

(S)2.     Administration of Plan.
          ----------------------

          The Plan shall be administered by a committee (the "Committee") of not less than two directors, none of whom shall be an Eligible Director. The member or members of the Committee shall serve at the pleasure of the Company's board of directors (the "Board"), which may remove members from the Committee or appoint new members to the Committee from time to time, and members of the Committee may resign by written notice to the Chairman of the Board or the Secretary of the Company. The Committee shall have the power and authority to:
(a) approve the grant of Options to Eligible Directors (such Eligible Directors, "Participants"); (b) approve the terms and conditions, not inconsistent with the terms hereof, of any Option, including without limitation time and performance restrictions, and approve the form of Stock Option Agreement (as defined in (S)5, below); (c) adopt, alter, and repeal such administrative rules, guidelines, and practices governing the Plan as it shall, from time to time, deem advisable; (d) interpret the terms and provisions of the Plan and any Option granted and any agreements relating thereto; and (e) take any other actions the Committee considers appropriate in connection with, and otherwise supervise the administration of, the Plan, all in a manner consistent with the other provisions of the Plan. All decisions made by the Committee pursuant to the provisions hereof shall be made in the Committee's sole discretion and shall be final and binding on all persons.

(S)3.     Participants in Plan.
          --------------------

          The persons eligible to receive Options under the Plan shall be those directors of the Company who are not employees or officers of the Company or any subsidiary of the Company (any such person, an "Eligible Director").

(S)4.     Shares Subject to Plan.
          ----------------------

          The maximum aggregate number of Shares which may be issued under the Plan shall be 10,000 Shares. The Shares which may be issued under the Plan may be authorized but unissued Shares or issued Shares reacquired by the Company and held as Treasury Shares.

          If any Shares that have previously been the subject of an Option cease to be the subject of an Option (other than by reason of exercise), or if any Shares previously distributed under the Plan are returned to the Company in connection with the exercise of an Option (including without limitation in payment of the exercise price or tax withholding), such Shares shall again be available for distribution in connection with future grants under the Plan.

(S)5.     Grant of Options.
          ----------------

          Each Option granted under the Plan shall be authorized by the Committee and shall be evidenced by a written agreement (the "Stock Option Agreement") in form approved by the Committee from time to time, which shall be dated as of the date on which the Option is granted, signed by an officer of the Company authorized by the Committee, and signed by the Participant, and which shall describe the Option and state that the Option is subject to all the terms and provisions of the Plan and such other terms and provisions, not inconsistent with the Plan, as the Committee may approve. The date on which the Committee approves the granting of an Option shall be deemed to be the date on which the Option is granted for all purposes, unless the Committee otherwise specifies in its approval. However, the granting of an Option under the Plan shall be effective only if a written Stock Option Agreement is duly executed and delivered by or on behalf of the Company and the Participant.

          In addition to the foregoing, all Stock Option Agreements shall include without limitation the following provisions:

          (a)   Vesting.
                -------

                Each Option shall be exercisable only with respect to the Shares which have become vested pursuant to the terms of that Option. Each Option shall become vested with respect to Shares subject to that Option on such date or dates and on the basis of such other criteria, including without limitation performance of the Company, as the Committee may determine, in its discretion, and shall be specified in the applicable Stock Option Agreement. The Committee shall have the authority, in its discretion, to accelerate the time at which an Option shall be exercisable whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the grant of such Option.

          (b)   Exercise price.
                --------------

                The exercise price per Share issuable upon exercise of an Option shall be determined by the Committee at the time of grant and set forth in the applicable Stock Option Agreement; provided that such exercise price shall not be less than the fair market value per Share on date the Option is granted. For purposes of the Plan, the fair market value of the Shares shall mean, as of any given date, the (i) last reported sale price on the New York Stock Exchange on the most recent previous trading day, (ii) last reported sale price on the NASDAQ National Market System on the most recent previous trading day,
          (iii) mean between the high and low bid and ask prices, as reported by the National Association of Securities Dealers, Inc. on the most recent previous trading day, or (iv) last reported sale price on any other stock exchange on which the Shares are listed on the most recent previous trading day, whichever is applicable; provided that if none of the foregoing is applicable, then the fair market value of the Shares shall be the value determined by the Committee, in its sole discretion.

          (c)   Term.
                ----

                No Option shall be exercisable after the expiration of 10 years from the date on which that Option is granted.

          (d)   Method of exercise.
                ------------------

                An Option may be exercised, in whole or in part, by giving written notice to the Company stating the number of Shares (which must be a whole number) to be purchased. Upon receipt of payment of the full purchase price for such Shares, plus applicable withholding taxes, by certified or bank cashier's check or other form of payment acceptable to the Company, or, if approved by the Committee, by (i) delivery of unrestricted Shares having a fair market value on the date of such delivery equal to the total exercise price, (ii) surrender of Shares subject to the Option which have a fair market value equal to the total exercise price at the time of exercise, or (iii) a combination of the preceding methods, and subject to compliance with all other terms and conditions of the Plan and the Stock Option Agreement relating to such Option, the Company shall issue, as soon as reasonably practicable after receipt of such payment, such Shares to the person entitled to receive such Shares, or such person's designated representative. Such Shares may be issued in the form of a certificate, by book entry, or otherwise, in the Company's sole discretion.

          (e)   Restrictions on shares subject to options.
                -----------------------------------------

                Shares issued upon the exercise of any Option may be made subject to such transferability or other restrictions or conditions as the Committee may determine, in its discretion, and as shall be set forth in the applicable Stock Option Agreement.

          (f)   Transferability.
                ---------------

                Options shall not be transferable. Any attempted transfer shall be null and void. All Options shall be exercisable during a Participant's lifetime only by the Participant or the Participant's legal representative. Notwithstanding the foregoing to the contrary:
          (i) Options may be transferred by a Participant by will or the laws of descent and distribution or pursuant to a domestic relations order (as defined in the Code); and (ii) the Committee may, in its sole discretion and in the manner established by the Committee, provide for the irrevocable transfer, without payment of consideration, of any Option by a Participant to such Participant's spouse, children, grandchildren, nieces, or nephews or to the trustee of any trust for the principal benefit of one or more such persons or to a partnership whose only partners are one or more such persons. In the case of such a permitted transfer, the Option shall be exercisable only by the transferee or such transferee's legal representative.

          (g)   Termination of Status as an Eligible Director by Reason of Death
                ----------------------------------------------------------------
                or Disability.
                -------------

                If a Participant's status as an Eligible Director terminates by reason of the Participant's death or disability (as defined by the Committee from time to time, in its sole discretion), then (i) unless otherwise determined by the Committee within 90 days of such termination, to the extent an Option held by such Participant is not vested as of the date of such termination, such Option shall automatically terminate on such date; and (ii) to the extent an Option held by such Participant is vested (whether pursuant to its terms, a determination of the Committee under the preceding clause (i), or otherwise) as of the date of such termination, such Option may thereafter be exercised by the Participant, the legal representative of the Participant's estate, the legatee of the Participant under the will of the Participant, the distributee of the Participant's estate, or the Participant's other successor in interest, whichever is applicable (A) if such termination results from the Participant's death, for a period of one year from the date of death or, if sooner, until the expiration of the stated term of the Option, (B) if such termination results from the Participant's disability, for one year from the date of termination of the Participant's status as an Eligible Director or, if sooner, until the expiration of the stated term of the Option, or (C) for such other period as the Committee may specify at or after grant or the Participant's death or disability.

          (h)   Other Termination of Status as an Eligible Director.
                ---------------------------------------------------

                If a Participant's status as an Eligible Director terminates for any reason other than death or disability, then (i) to the extent any Option held by such Participant is not vested as of the date of termination, such Option shall automatically terminate on such date; and (ii) unless otherwise determined by the Committee at or after grant or termination, to the extent any Option held by such Participant is vested as of the date of such termination, such Option may thereafter be exercised for a period of 90 days from the date of termination or, if sooner, until the expiration of the stated term of the Option; provided that, if the Participant's status as an Eligible Director is terminated for Cause, any and all unexercised Options held by such Participant shall immediately lapse and be of no further force or effect. For purposes of the Plan, whether termination of a Participant's status as an Eligible Director is for "Cause" shall be determined by the Committee, in its sole discretion.

          (i)   Effect of Termination of Participant's Status as an Eligible
                ------------------------------------------------------------
                Director on Transferee.
                ----------------------

                Except as otherwise permitted by the Committee, in its sole discretion, no Option held by a transferee of a Participant pursuant to (S)5(f), above, shall remain exercisable for any period of time longer than would otherwise be permitted under (S)(S)5(g) and 5(h) without specification of other periods by the Committee as provided therein.

(S)6.     Restriction on Exercise After Termination.
          ------------------------------------------

          Notwithstanding any provision of this Plan to the contrary, no unexercised right created under this Plan (an "Unexercised Right") shall be exercisable if, prior to such exercise, the Participant violates any non-competition, confidentiality, conflict of interest, or similar provision set forth in the Stock Option Agreement pursuant to which such Unexercised Right was awarded or otherwise conducts himself in a manner adversely affecting the Company or any subsidiary of the Company, as determined by the Committee, in its sole discretion .

(S)7.     Withholding Tax.
          ----------------

          The Company, at its option, shall have the right to require the Participant or any other person receiving Shares under the Plan to pay the Company the amount of any taxes which the Company is required to withhold with respect to such Shares or, in lieu of such payment, to retain or sell without notice a number of such Shares sufficient to cover the amount required to be so withheld. The Company, at its option, shall have the right to deduct from all dividends paid with respect to Shares the amount of any taxes which the Company is required to withhold with respect to such dividend payments. The obligations of the Company under the Plan shall be conditional on such payment or other arrangements acceptable to the Company.

(S)8.     Securities Law Restrictions.
          ---------------------------

          No right under the Plan shall be exercisable and no Share shall be delivered under the Plan except in compliance with all applicable federal and state securities laws and regulations. The Company shall not be required to deliver any Shares or other securities under the Plan prior to such registration or other qualification of such Shares or other securities under any state or federal law, rule, or regulation as the Committee shall determine to be necessary or advisable, in its sole discretion.

          The Committee may require each person acquiring Shares under the Plan
(a) to represent and warrant to and agree with the Company in writing that such person is acquiring the Shares without a view to the distribution thereof, and
(b) to make such additional representations, warranties, and agreements with respect to the investment intent of such person or persons as the Committee may reasonably request. Any certificates for such Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

          All Shares or other securities delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any certificates evidencing such Shares to make appropriate reference to such restrictions.

(S)9.     Change in Capital Structure.
          ---------------------------

          In the event the Company changes its outstanding Shares by reason of stock splits, stock dividends, or any other increase or reduction of the number of outstanding Shares without receiving consideration in the form of money, services, or property deemed appropriate by the Board, in its sole discretion, the aggregate number of Shares subject to the Plan shall be proportionately adjusted and the number of Shares and the exercise price for each Share subject to the unexercised portion of any then-outstanding Option shall be proportionately adjusted with the objective that the Participant's proportionate interest in the Company shall remain the same as before the change without any change in the total exercise price applicable to the unexercised portion of any then-outstanding Options, all as determined by the Committee in its sole discretion.

          In the event of any other recapitalization or any merger, consolidation, or other reorganization of the Company, the Committee shall make such adjustment, if any, as it may deem appropriate to accurately reflect the number and kind of shares deliverable, and the exercise prices payable, upon subsequent exercise of any then-outstanding Options, as determined by the Committee in its sole discretion.

          The Committee's determination of the adjustments appropriate to be made under this (S)9 shall be conclusive upon all Participants under the Plan.


(S)10.    Change in Control.
          -----------------

          (a)   Accelerated Vesting and Company Purchase Option.
                -----------------------------------------------

                Notwithstanding any provision of this Plan or any Stock Option Agreement to the contrary (unless such Stock Option Agreement contains a provision referring specifically to this (S)10 and stating that this
          (S)10 shall not be applicable to the Option evidenced by such Stock Option Agreement), if a Change in Control or a Potential Change in Control (each as defined below) occurs, then:

          (i) Any and all Options theretofore granted and not fully vested shall thereupon become vested and exercisable in full and shall remain so exercisable in accordance with their terms; provided that no Option which has previously been exercised or otherwise terminated shall become exercisable; and

          (ii) The Company may, at its option, terminate any or all unexercised Options and portions thereof not more than 30 days after such Change in Control or Potential Change in Control; provided that the Company shall, upon such termination and with respect to each Option so terminated, pay to the Participant (or such Participant's transferee, if applicable) theretofore holding such Option cash in an amount equal to the difference between the fair market value (as defined in (S)5(a), above) of the Shares subject to the Option at the time the Company exercises its option under this (S)10(a)(ii) and the exercise price of the Option, less applicable withholding taxes; and provided further that if such fair market value is less than such exercise price, then the Committee may, in its discretion, terminate such Option without any payment.

     (b)  Definition of Change in Control.
          -------------------------------

          For purposes of the Plan, a "Change in Control" means the happening of any of the following:

          (i) When any "person" as defined in (S)3(a)(9) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and as used in (S)(S)13(d) and 14(d) thereof, including a "group" as defined in (S)13(d) of the 1934 Act, but excluding the Company, any subsidiary of the Company, any employee benefit plan sponsored or maintained by the Company or any subsidiary of the Company (including any trustee of such plan acting as trustee), any person who is a stockholder of the Company on the effective date of this Plan (an "Existing Stockholder"), and any affiliate of an Existing Stockholder, directly or indirectly, becomes the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act) of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities;

          (ii) When, during any period of 24 consecutive months during the existence of the Plan, the individuals who, at the beginning of such period, constitute the Board (the "Incumbent Directors") cease for any reason other than death to constitute at least a majority of the Board; provided, however, that a director who was not a director at the beginning of such 24-month period shall be deemed to have satisfied such 24-month requirement (and be an Incumbent Director) if such director was elected by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually (because they were directors at the beginning of such 24-month period) or by prior operation of this (S)10(b)(ii); or

          (iii) The occurrence of a transaction requiring stockholder approval for the acquisition of the Company by an entity other than the Company or a subsidiary of the Company through purchase of assets, by merger, or otherwise.

          Provided that neither an initial or any secondary public offering of common stock of the Company pursuant to a registration statement under the Securities Act of 1933, as amended (the "1933 Act"), nor any issuance of securities of the Company or any subsidiary of the Company in connection with an acquisition of a dental practice or other business entity by the Company or any subsidiary of the Company shall constitute a Change in Control; and provided further that a change in control shall not be deemed to be a Change in Control for purposes of this Plan if the Board had approved such change prior to either (A) the commencement of any of the events described in (S)(S)10(b)(i),
          (ii), (iii), or 10(c)(i) of this Plan, or (B) the commencement by any person other than the Company of a tender offer for Shares.

     (c)  Definition of Potential Change in Control.
          -----------------------------------------

          For purposes of the Plan, a "Potential Change in Control" means the happening of any one of the following:

          (i) The approval by the stockholders of the Company of an agreement by the Company, the consummation of which would result in a Change in Control of the Company as defined in (S)10(b), above; or

          (ii) The acquisition of beneficial ownership of the Company, directly or indirectly, by any entity, person, or group (other than the Company, a subsidiary of the Company, any Company employee benefit plan (including any trustee of such plan acting as such trustee), an Existing Stockholder, or an affiliate of an Existing Stockholder) representing 5% or more of the combined voting power of the Company's outstanding securities and the adoption by the Board of a resolution to the effect that a Potential Change in Control of the Company has occurred for purposes of the Plan.

(S)11.    Six-Month Holding Period.
          ------------------------

          Shares purchased upon exercise of an Option may not be sold before at least six months have elapsed from the date the Option was granted.

(S)12.    No Enlargement of Rights.
          ------------------------

          The adoption of this Plan and the grant of one or more Options to an Eligible Director shall not confer any right to the Eligible Director to continue in the status of Eligible Director and shall not restrict or interfere in any way with the right of the Company to terminate such Eligible Director's status as such at any time, with or without cause.

(S)13.    Rights as Stockholder.
          ---------------------

          No Participant or his executor or administrator or other transferee shall have any rights of a stockholder in the Company with respect to the Shares covered by an Option unless and until a certificate representing such Shares has been duly issued and delivered to him under the Plan.

(S)14.    Acceleration of Rights.
          ----------------------

          The Committee shall have the authority, in its discretion, to accelerate the time at which an Option shall be exercisable whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the award of such Option.

(S)15.    Definition of Subsidiary.
          ------------------------

          The terms "subsidiary" and "subsidiary corporation" when used in the Plan or any Stock Option Agreement made pursuant to the Plan mean a subsidiary corporation as defined in (S)424(f) of the Code.

(S)16.    Interpretation, Amendment or Termination of Plan.
          ------------------------------------------------

          The interpretation by the Committee of any provision of the Plan or of any Stock Option Agreement executed pursuant to the grant of an Option under the Plan shall be final and conclusive upon all Participants or transferees under the Plan. The Board, without further action on the part of the stockholders of the Company, may from time to time alter, amend, or suspend the Plan or may at any time terminate the Plan; provided that no such action shall adversely affect any Participant's rights with respect to outstanding Options then held by such Participant without such Participant's consent.

(S)17.    Protection of Board and Committee.
          ---------------------------------

          No member of the Board or the Committee shall have any liability for any determination or other action made or taken in good faith with respect to the Plan or any Option granted under the Plan.

(S)18.    Government Regulations.
          ----------------------

          Notwithstanding any provision of the Plan or any Stock Option Agreement executed pursuant to the Plan, the Company's obligations under the Plan and such Agreement shall be subject to all applicable laws, rules, and regulations and to such approvals as may be required by any governmental or regulatory agencies, including without limitation any stock exchange on which the Shares may then be listed.

(S)19.    Governing Law.
          -------------

          The Plan shall be construed and governed by the laws of the State of Delaware.

(S)20.    Genders and Numbers.
          -------------------

          When permitted by the context, each pronoun used in the Plan shall include the same pronoun in other genders and numbers.

(S)21.    Captions.
          --------

          The captions of the various sections of the Plan are not part of the context of the Plan, but are only labels to assist in locating those sections, and shall be ignored in construing the Plan.

(S)22.    Effective Date; Effect on Original Plan.
          ---------------------------------------

          The Plan is effective February 17, 1997 (the "Effective Date"). The Plan is an amendment and restatement of the Company's 1996 Directors Stock Option Plan dated September 27, 1996 (the "Original Plan"), and supersedes the Original Plan in its entirety.

(S)23.    Term of Plan.
          ------------

          No Option shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but Options granted prior to such tenth anniversary may extend beyond that date.

(S)24.    Private Company Provisions.
          --------------------------

          Notwithstanding any of the foregoing provisions of the Plan to the contrary, unless and until such time as the Company has completed an initial public offering for its common stock pursuant to a registration statement filed under the 1933 Act, the following provisions shall apply:

     (a)  Restrictive Legend.
          ------------------

          If one or more Options or other rights under the Plan are exercised pursuant to exemptions from the federal and state securities laws: (a) any Shares issued upon exercise of those Options or rights may not be sold or otherwise transferred, and the Company shall not be required to transfer any such Shares, unless they have been registered under the federal and state securities laws or a valid exemption from such registration is available; and (b) the Company may cause each certificate evidencing the ownership of any Shares issued upon exercise of those Options or rights to be imprinted with a legend in the following form:

          The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or any state securities law and may not be sold or otherwise transferred without such registration unless a valid exemption from such registration is available and the corporation has received an opinion of, or satisfactory to, its counsel that such transfer would not violate any Federal or state securities laws.

     (b)  Purchase Option.
          ---------------

          If the Participant ceases to be an Eligible Director due to such Participant's resignation, replacement, discharge, or any other reason other than such Participant's death, disability, or retirement, then the Company shall have the exclusive right and option to purchase from the Participant, the executor or administrator of the Participant's estate, or the Participant's other successor in interest, as the case may be (for purposes of this subsection, the "Selling Stockholder"), any or all of the Shares which may have been purchased by the Participant under the Plan (including without limitation any Shares purchased upon exercise of an Option after termination of the Participant's employment and any additional Shares which the Participant may have received as a result of any stock splits, stock dividends, or similar sources as a result of receiving Shares under the Plan).

          In order to exercise its purchase option under this subsection, the Company shall give written notice to the Selling Stockholder, stating that the Company thereby exercises its option under this subsection, at any time after termination of the Participant's status as an Eligible Director. The purchase price per Share for the Shares under this subsection shall be equal to: (i) the fair market value of the total stockholders' equity of the Company, as determined by an appraisal which shall be made by an independent firm of certified public accountants selected by the Board and which shall be approved by the Board, if such appraisal was so made and approved not earlier than 15 months prior to the termination of the Participant's status as an Eligible Director or, if not, a new appraisal made by such an independent firm and approved by the Board, plus or minus any increases or decreases in the book value of the total stockholders' equity of the Company from the effective date of such appraisal to the last day of the calendar month of termination of the Participant's status as an Eligible Director (whether such termination was before or after the effective date of such appraisal), divided by (ii) the total outstanding shares of common stock of the Company as of the last day of that calendar month, calculated on a fully diluted basis under generally accepted accounting principles. In the event of any disagreement between the Selling Stockholder and the Company concerning calculation of the purchase price for the Shares under this subsection, the calculation shall be made by any independent firm of certified public accountants selected by the Board, whose determination shall be final and conclusive on all interested parties. All costs of any such appraisal shall be borne by the Company, and all costs of any calculation of the purchase price by an independent firm of certified public accountants to resolve any such disagreement shall be borne equally by the Selling Stockholder and the Company.

          If the Company exercises its option under this subsection, the purchase and sale of the Shares shall be closed within 20 business days after determination of the purchase price, at a time and place reasonably specified by the Company. At the closing, the Selling Stockholder shall assign and transfer the Shares to the Company free and clear of all encumbrances or other claims, and the Company shall execute and deliver to the Selling Shareholder the Company's promissory note: (i) dated as of the closing date, (ii) payable to the order of the Selling Shareholder, (iii) in a principal amount equal to the full purchase price, (iv) payable on or before the fourth anniversary of the closing date, (v) with interest payable at maturity calculated on the unpaid principal amount from the closing date to the payment date at a rate per annum equal to the then-applicable federal rate, determined in good faith by the Company. The Company may elect, in its discretion, to pay all or any part of the purchase price by good and sufficient check at the closing, in which event the Company's promissory note shall be eliminated or reduced by that amount, as the case may be. The Company may prepay its promissory note at any time without penalty.

     (c)  Restriction on Transfers.
          ------------------------

          No Shares issued upon exercise of an Option may be sold or otherwise transferred while the holder of those Shares is an Eligible Director without the prior written consent of the Company.

     (d)  First-refusal Option.
          --------------------

          If the holder of any Shares issued upon exercise of one or more Options desires to sell, and receives a bona fide written offer to buy, all or any part of his Shares, for a price computed and payable in dollars, and if such holder is not an Eligible Director, such holder may sell such Shares, but only pursuant to the following provisions of this subsection. Such holder shall obtain from the person or persons who propose to buy such Shares (collectively, the "Buyer") a written offer to buy such Shares (the "Offer") which shall include the following provisions: (i) the number of Shares to be purchased, the price, the terms of payment, and the other terms and conditions of the proposal; (ii) agreement by the Buyer that the Offer shall be irrevocable for a specified period of time expiring not earlier than 20 business days after the date that notice of the Offer is given to the Company; and (iii) the consideration received from such holder for the Buyer's agreement that the Offer shall be irrevocable for the specified period of time. At the time of obtaining the Offer, such holder shall part with adequate consideration to bind the Buyer to his agreement that the Offer shall be irrevocable for the specified period of time.

          Upon obtaining an Offer that such holder desires to accept, such holder shall give written notice of the Offer and its acceptability to the Company, enclosing a photocopy of the Offer, and shall make the signed original of the Offer available to the Company for examination upon request. The Company shall have the exclusive right and option to purchase all, but only all, of the Shares described in the Offer under whichever of the following three sets of price and terms and conditions that it elects, in its discretion: (i) for the purchase price and upon the other terms and conditions specified in the Offer, or (ii) for the purchase price and upon the other terms and conditions which would be applicable under (S)23(b), above, if such holder's status as an Eligible Director had terminated on the date when such holder gave written notice of the Offer, or (iii) for the purchase price specified in the Offer and upon the other terms and conditions which would be applicable under (S)23(b), above, if such holder's status as an Eligible Director had terminated on the date when such holder gave written notice of the Offer (including without limitation execution and delivery of the Company's promissory note meeting the requirements of (S)23(b), above).

          In order to exercise its purchase option under this subsection, the Company shall give written notice to such holder, stating that the Company thereby exercises its option under this subsection, at any time not later than 10 business days after the Company receives the written notice from such holder. If the Company exercises its option under this subsection, the purchase and sale of such shares shall be closed, at a time and place reasonably specified by the Company, within 20 business days after the later of: (i) the date when the Company exercises its option under this subsection, or (ii) the date when the purchase price has been determined. In that event, the terms for payment of the purchase price and the other terms and conditions for purchase shall be not less favorable to the Company that those specified in the Offer.

          If the Company fails to exercise its purchase option under this subsection, such holder may sell the Shares specified in the Offer to the Buyer at the price and on the terms and conditions of the Offer, subject to compliance with all other requirements in the Plan. Upon completion of the sale of the Shares pursuant to the preceding sentence, the Shares shall remain subject to all requirements and restrictions of the Plan, including without limitation the Company's option to purchase the Shares in the event of any subsequent sale or other transfer, as described in this (S)23(d).

(S)25.    Savings Clause.
          --------------

          In case any one or more of the provisions of this Plan shall be held invalid, illegal, or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and the invalid, illegal, or unenforceable provision shall be deemed null and void; however, to the extent permissible by law, any provision which could be deemed null and void shall first be construed, interpreted, or revised retroactively to permit this Plan to be construed so as to foster the intent of this Plan. This Plan and all transactions pursuant to this Plan are intended to comply in all respects with applicable law and regulation, including, with respect to persons subject to Section 16 of the 1934 Act ("Reporting Persons"), Rule 16b-3 under the 1934 Act. In case any one or more of the provisions of this Plan or any transaction pursuant to this Plan shall be held to violate or be unenforceable in any respect under Rule 16b-3, then, to the extent permissible by law, any provision which could be deemed to violate or be unenforceable under Rule 16b-3 shall first be construed, interpreted, or revised retroactively to permit the Plan or transaction to be in compliance with Rule 16b-3.

                                AMENDMENT NO. 1
                                      TO
                         AMERICAN DENTAL PARTNER, INC.
             AMENDED AND RESTATED 1996 DIRECTORS STOCK OPTION PLAN
             -----------------------------------------------------


     The American Dental Partners, Inc. Amended and Restated 1996 Directors Stock Option Plan (the "Plan") is hereby amended pursuant to the following provisions:

     1.   Definitions
          -----------

     All capitalized terms used in this amendment which are not otherwise defined herein shall have the respective meanings given such terms in the Plan.

     2.   Administration
          --------------

     Section 2 of the Plan is hereby amended by deleting the first sentence thereof in its entirety and replacing it with the following:

               The Plan shall be administered by a committee (the "Committee") of one or more directors, none of whom shall be an Eligible Director.

     3.   Effective Date; Construction
          ----------------------------

     The effective date of this amendment is October 27, 1997, and this amendment shall be deemed to be a part of the Plan as of such date. In the event of any inconsistencies between the provisions of the Plan and this amendment, the provisions of this amendment shall control. Except as modified by this amendment, the Plan shall continue in full force and effect without change.